UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 4, 2010

OMNOVA Solutions Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Ghent Road, Fairlawn, Ohio		44333-3300
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 330-869-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Effective December 1, 2009, OMNOVA Solutions Inc. (the “Company”) adopted Accounting Standards Codification (“ASC”) subtopic 260-10, “Determining Whether Instruments Granted in Share-Based Payments Transactions Are Participating Securities.” ASC 260-10 provides that unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are participating securities and are to be included in the computation of earnings per share under the two-class method. ASC 260-10 requires retrospective application of the two-class method to all periods presented. This Current Report on Form 8-K updates the Company’s financial statements pursuant to the Securities Exchange Act of 1934 in order to retrospectively reflect items discussed below.

Item 2.02.	Results of Operations and Financial Condition.

The disclosure below under Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

Item 8.01.	Other Events.

The Company is filing this Current Report on Form 8-K to update certain items of its Annual Report on Form 10-K for the fiscal year ended November 30, 2009 (the “Form 10-K”) to reflect the December 1, 2009 retrospective adoption for all periods presented of certain provisions of ASC Topic 260, Earnings Per Share, which requires all outstanding shares that contain non-forfeitable rights to dividends or dividend equivalents that participate in undistributed earnings with common stock to be considered participating securities and, therefore, be included in computing earnings per share pursuant to the two-class method.

Pursuant to provisions of ASC Topic 260, certain of the Company’s restricted common stock (“nonvested shares”) are considered participating securities, and therefore the Company has updated its previously disclosed calculation of earnings (loss) per share to reflect nonvested shares as participating securities. As a result of the change in the method of computing earnings per share, net income per basic and diluted share for the year ended November 30, 2009 was reduced by $0.02, from $0.61 income per basic and diluted share to $0.59 income per basic and diluted share. Net income per diluted share for the three months ended November 30, 2009 was reduced by $0.01, from $0.26 income per diluted share to $0.25 income per diluted share. Net income per basic share for the year ended November 30, 2006 was reduced by $0.01, from $0.52 per basic share to $0.51 per basic share. There was no impact to the Company’s earnings (loss) per share for other periods presented within the Form 10-K.

This Current Report on Form 8-K includes updates only to the portions of Item 6, Item 7 and Item 8 of the Form 10-K that specifically relate to the change in the method of computing earnings per share as described above and does not otherwise modify or update any other disclosures set forth in the Form 10-K. All other items of the Form 10-K not presented herein remain unchanged. Accordingly, this Current Report on form 8-K does not reflect events occurring after the filing of the Form 10-K and should be read in conjunction with the Form 10-K and Company filings made with the Securities and Exchange Commission subsequent to the filing of the Form 10-K. The Company has not updated matters in the Form 10-K except to the extent expressly provided above. Set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 are the Company’s Selected Financial Data, Management’s Discussion and Analysis of Financial Conditions and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk and Financial Statements and Supplementary Data, respectively, for the years presented in the Form 10-K, each updated to reflect the item described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Updated Item 6. Selected Financial Data

99.2	Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

99.4	Updated Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ Kristine C. Syrvalin
Name:	Kristine C. Syrvalin
Title:	Secretary
Date:	October 4, 2010

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Updated Item 6. Selected Financial Data

99.2	Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

99.4	Updated Item 8. Financial Statements and Supplementary Data